UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2008

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     Effective as of October 10, 2008, the Audit Committee of the Board of Directors of Marshall Edwards, Inc. (the “Company”) engaged BDO Kendalls Audit & Assurance (NSW-VIC) Pty Ltd (“BDO Kendalls A&A”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended June 30, 2009. The Audit Committee approved the appointment of BDO Kendalls A&A to replace BDO Kendalls NSW (“BDO Kendalls”), the Company’s previous independent registered public accounting firm, who resigned concurrent with the appointment of BDO Kendalls A&A effective October 10, 2008.
     Each of BDO Kendalls and BDO Kendalls A&A are Member Firms of BDO International. The engagement of BDO Kendalls A&A and the concurrent resignation of BDO Kendalls as the Company’s independent registered public accounting firm resulted from the reorganization of BDO Kendalls pursuant to which the audit services previously provided by BDO Kendalls will now be performed by BDO Kendalls A&A. The Company expects that substantially the same audit team which previously performed audit services for the Company on behalf of BDO Kendalls will perform audit services for the Company on behalf of BDO Kendalls A&A.
     The reports of BDO Kendalls on the Company’s balance sheets as of June 30, 2008 and June 30, 2007 and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three year periods ended June 30, 2008 and June 30, 2007, and for the period from December 1, 2000 (inception) through June 30, 2008, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the fiscal years ended June 30, 2008 and June 30, 2007 and the interim period from July 1, 2008 through October 10, 2008, there were no disagreements with BDO Kendalls on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO Kendalls, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company’s balance sheets as of June 30, 2008 and June 30, 2007 and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three year periods ended June 30, 2008 and June 30, 2007, and for the period from December 1, 2000 (inception) through June 30, 2008.
     During the fiscal years ended June 30, 2008 and June 30, 2007 and the interim period from July 1, 2008 through October 10, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company furnished a copy of the above disclosures to BDO Kendalls and requested that BDO Kendalls furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of such letter, dated October 13, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     Prior to the engagement of BDO Kendalls A&A, neither the Company nor anyone on behalf of the Company consulted with BDO Kendalls A&A during the fiscal years ended June 30, 2008 and June 30, 2007 and the interim period from July 1, 2008 through October 10, 2008, in any manner regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that BDO Kendalls A&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (b) a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

16.1	Letter from BDO Kendalls (NSW) dated October 13, 2008 to U.S. Securities and Exchange Commission

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.
By:	/s/ David R. Seaton
David R. Seaton
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: October 14, 2008

Index to Exhibits

Exhibit No.	Description

16.1	Letter from BDO Kendalls (NSW) dated October 13, 2008 to U.S. Securities and Exchange Commission